Exhibit 10(rr)

Certain portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. Information that has been omitted has been noted in this document with a placeholder identified by the term “{redacted}”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODIFICATION NO. P00020	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6) CODE		ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
SIGA TECHNOLOGIES, INC. 1385150
SIGA TECHNOLOGIES, INC. 35 E 6			9B. DATED (SEE ITEM 11)
35 E 62ND ST
NEW YORK NY 100658014		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100023C

CODE 1385150	FACILITY CODE		10B. DATED (SEE ITEM 13) 06/01/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X				C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) - Bilateral modification between the parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT:				Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
Modification 20 accomplishes the following administrative actions:
1.) Incorporates Subsection B.4.j outlining reconciliation of contract budget and status of CLINs
2.) Incorporates Subsection B.4.d.11 increasing Contracting Officer’s Authorization threshold from $100,000 to $250,000
3.) Section J – Attachment 1 – Statement of Work – Incorporates additional language into
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, Chief Scientific Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) GEORGE J. KEANE
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 19 November 2019	16B. UNITED STATES OF AMERICA /s/ George J. Keane (Signature of Contracting Officer)			16C. DATE SIGNED 20 November 2019

Previous edition unusable	STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100023C/P00020			PAGE OF
				2	4
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

CLIN 0003 of the Statement of Work
3.) Revises Subsection G.1 changing the Contracting Officer to George J. Keane, Jr.
4.) Revises Subsection G.1 changing the Project Officer / Contracting Officer’s Representative to David Simon, Ph.D.
See supplemental pages for additional information. All other terms and conditions of contract HHSO100201100023C remain unchanged.
Period of Performance: 05/15/2011 to 12/30/2020

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Beginning with the effective date of this modification, the U.S. Government and Contractor mutually agree as follows:

1)	Incorporate SUBSECTION B.4.j – Is incorporated into the contract and the following language inserted into that subsection:
At the close of FY2018, expiring funds were removed from the contract via Contract Modification 0018 (MOD 18). The sum of funds expiring from the contract differed between SIGA’s records and what was presented in MOD 18 by $144,272.10 (see below). The source of the mismatched quantities could not be identified.
Expected de-Obligation per SIGA    -$426,647.00
Actual de-obligation per MOD 18     -$570,919.10
Difference    $144,272.10
However, Contractor (“SIGA”) and U.S. Government (“BARDA”) are in agreement that the work carried out under Contract CLINs 0001, 0002, 0011, 0012, and 0013 are complete and all invoices associated with these CLINs have been paid by BARDA. These CLINs show a $0 (zero) balance. Further, SIGA and BARDA are in agreement that as of the start of FY 2019-2020, the funds remaining on the contract (i.e. funds for which SIGA has not yet invoiced the government) total $4,006,492 (see table).

CLIN	Scope	Budget ($)	Status	Remaining Budget ($)
1	{redacted}	9,346,886	Complete	0
2	{redacted}	11,625,891	Complete	0
3	{redacted}	3,442,707	Ongoing	1,721,353
4	{redacted}	1,716,198	Ongoing	1,102,344
5	{redacted}	959,798	Ongoing	594,591
6	{redacted}	2,886,375	Ongoing	200,642
7	{redacted}	3,742,304	Ongoing	48,496
8	{redacted}	1,944878	Ongoing	339,066
11	{redacted}	177,104	Complete	0
12	{redacted}	769,814	Complete	0
13	{redacted}	2,439,274	Complete	0
Remaining funds as of 01 October 2019 (FY19-20)				4,006,492

2)
Incorporate SUBSECTION B.4.d.11 – Is incorporated into the contract and language inserted into that subsection increasing Contracting Officer’s Authorization (COA) threshold from $100,000 to $250,000 as follows:

Award of any FFP subcontract or FFP consulting agreement in excess of $250,000 or any cost reimbursement, labor hour subcontract or consulting agreement funded under a Cost Plus Fixed Fee

CLIN shall not proceed without the prior written consent of the Contracting Officer via a Contracting Officer Authorization (COA) Letter upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract and consulting agreement shall be provided to the Contracting Officer.

3)	SECTION J – ATTACHMENT 1 – STATEMENT OF WORK
The Statement of Work (SOW) applicable to CLIN 0003 incorporates the following new language:
Based on FDA feedback, CLIN 0003, will include additional regulatory activities and labor in support of the IV product including post NDA filing of FDA Information Requests, FDA inspections, and IND and NDA life-cycle management submissions.

4)	SUBSECTION G.1 PROJECT OFFICER
The Contracting Officer is hereby changed to:
George J. Keane, Jr.
Team Lead / Contracting Officer – CBRN, Flu, PBS
Station Support & Administrative Branch
Division of Contracts Management & Acquisition
Biomedical Advanced Research & Development Authority (BARDA)
Office of Secretary for Preparedness & Response (ASPR)
Department of Health and Human Services
Mailing Address:
{redacted}
The Project Officer (Contracting Officer’s Representative) is hereby changed to:
David Simon, Ph.D.
Health Scientist / Antiviral Antitoxin Branch
Division of CBRN Countermeasures
Biomedical Advanced Research & Development Authority (BARDA)
Office of Secretary for Preparedness & Response (ASPR)
Department of Health and Human Services
Mailing Address:
{redacted}
END OF MODIFICATION 20 of HHSO100201100023C